UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2012

Date of Report (Date of earliest event reported)

Medicis Pharmaceutical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14471	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7720 North Dobson Road

Scottsdale, Arizona 85256

(Address of principal executive offices) (Zip Code)

(602) 808-8800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 15, 2012, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the previously announced proposed merger contemplated by the Agreement and Plan of Merger, dated as of September 2, 2012 (the “Merger Agreement”), by and among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Merlin Merger Sub, Inc. and Medicis Pharmaceutical Corporation (the “Company”). The grant of early termination is effective as of November 15, 2012, and has the effect of ending the HSR Act waiting period relating to the Merger Agreement. The proposed merger remains subject to other customary closing conditions, including the approval of the Company’s stockholders at the Company’s special meeting of stockholders scheduled for December 7, 2012. The Company expects to close the merger within four business days following the satisfaction of all closing conditions.

Forward-Looking Statements

Certain statements contained in this filing contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the anticipated merger, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Medicis and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “intend,” “guidance” or similar expressions. Because these statements reflect the Company’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the merger, approval of the merger agreement by the Company’s stockholders, the satisfaction of various other conditions to the closing of the merger, and other factors including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (SEC), including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “RISK FACTORS” in its annual report on Form 10-K for the year ended December 31, 2011 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2012 and September 30, 2012, which have been filed with the SEC. The forward-looking statements in this filing are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause the Company’s actual results to differ materially from expected and historical results. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICIS PHARMACEUTICAL CORPORATION

Date: November 16, 2012
	By:	/s/ Seth L. Rodner
Seth L. Rodner
Executive Vice President, Chief Legal Officer and
Corporate Secretary